SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 19, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                       0-26483                94-3236309
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events

      On May 19, 2003, VaxGen, Inc. (the "Company") commenced the offering of 1,742,160 shares of its common stock at $2.87 per share pursuant to its Form S-3 shelf registration statement.

      On May 20, 2003, the Company issued a press release announcing that it had raised $5 million, through the sale of 1,742,160 shares of the Company's common stock to a single institutional investor.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Number   Description
------   -----------

5.1      Opinion of Cooley Godward LLP.

23.1     Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

99.1     Press release issued by the Company on May 20, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            VAXGEN, INC.


Dated: May 20, 2003                         By: /s/ Lance K. Gordon
                                               ------------------------------
                                                Lance K. Gordon
                                                Chief Executive Officer

                                  EXHIBIT INDEX

Number         Description
------         -----------

5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

99.1           Press release issued by the Company on May 20, 2003.